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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement (Form S-8) pertaining to the 1999 Stock Incentive Plan of AMETEK, Inc. of our report dated January 25, 1999, with respect to the consolidated financial statements of AMETEK, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 8, 1999